                                                                     Exhibit 4.4



                          FIRST SUPPLEMENTAL INDENTURE

         This First Supplemental Indenture is dated as of April 15, 1998, among American Architectural Products Corporation, a Delaware corporation (the "Company"), each of Eagle & Taylor Company, Forte, Inc., Western Insulated Glass, Co., Thermetic Glass, Inc., Binnings Building Products, Inc. (successor by merger to BBPI Acquisition Corporation), Danvid Window Company (f/k/a DCI/DWC Acquisition Corporation), American Glassmith Acquisition Corporation and Modern Window Acquisition Corporation, as Subsidiary Guarantors, VinylSource, Inc., a Delaware corporation ("VinylSource"), AAPC One Acquisition Corporation, a Delaware corporation ("AAPC One"), AAPC Two Acquisition Corporation, a Delaware corporation ("AAPC Two"), Denver Window Acquisition Corporation, a Delaware corporation ("Denver Window"), Eagle Window & Door Center, Inc., a Delaware corporation ("EWDC"), Weather-Seal Acquisition Corporation, a Delaware corporation ("Weather-Seal") (VinylSource, AAPC One, AAPC Two, Denver Window, EWDC and Weather-Seal are, collectively, the "New Subsidiary Guarantors") and United States Trust Company of New York, a banking corporation organized and existing under the laws of the State of New York, in its capacity as trustee (the "Trustee"). Each defined term used herein shall have the meaning assigned to it in the Indenture (hereinafter defined), unless the context hereof otherwise requires or provides.

                                    RECITALS

         1. As of December 10, 1997, the Company, the Subsidiary Guarantors and the Trustee executed an Indenture (the "Indenture") providing for the issuance of $125,000,000 of the Company's 11 3/4% Senior Notes due 2007 (the "Notes").

         2. Section 4.20 of the Indenture permits, among other things, Restricted Subsidiaries to guarantee Indebtedness if the Restricted Subsidiary becomes a Subsidiary Guarantor by executing a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of the Indenture as a Subsidiary Guarantor and executes a Subsidiary Guarantee.

         3. VinylSource is a Restricted Subsidiary that proposes to guarantee certain Indebtedness of the Company.

         4. AAPC One is a Restricted Subsidiary that proposes to guarantee certain Indebtedness of the Company.

         5. AAPC Two is a Restricted Subsidiary that proposes to guarantee certain Indebtedness of the Company.

         6. Denver Window is a Restricted Subsidiary that proposes to guarantee certain Indebtedness of the Company.

         7. EWDC is a Restricted Subsidiary that proposes to guarantee certain Indebtedness of the Company.

         8. Weather-Seal is a Restricted Subsidiary that proposes to guarantee certain

                                                                Exhibit 4.4

Indebtedness of the Company.

         9. Section 9.01(a)(iv) of the Indenture permits the Indenture to be amended or supplemented to add Subsidiary Guarantors with respect to the Notes without the consent of any Noteholder.

         10. The Company, the Subsidiary Guarantors, the New Subsidiary Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Noteholders:

                                    ARTICLE 1

                         ADDITIONAL SUBSIDIARY GUARANTOR

         Section 1.01 GUARANTY. Each of the New Subsidiary Guarantors, by executing this First Supplemental Indenture, agrees to be bound by the terms of the Indenture as a Subsidiary Guarantor and agrees to execute a Subsidiary Guarantee in the form attached hereto as Exhibit A.

         Section 1.02 FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purpose of this First Supplemental Indenture.

         Section 1.03 TRUST INDENTURE ACT CONTROLS. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included in this First Supplemental Indenture by the TIA, the required provision shall control.

         Section 1.04 COUNTERPART ORIGINALS. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

         Section 1.04 HEADINGS. Headings of the Article and the Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture, and shall in no way modify or restrict any of the terms of provisions hereof.

         Section 1.05 GOVERNING LAW. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, but without giving effect to applicable principals of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         Section 1.06 SUCCESSORS. All agreements of the Company, the Subsidiary Guarantors, the New Subsidiary Guarantors and the Trustee in this First Supplemental Indenture shall bind their successors.

         Section 1.07 SEVERABILITY. In case any provision of this First Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining

                                                                Exhibit 4.4

provisions shall not in any way be affected or impaired thereby.

         Section 1.08 INDENTURE REMAINS IN FULL FORCE AND EFFECT. Except to the extent amended hereby or in connection herewith, all terms, provisions and conditions of the Indenture, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms. Except as specifically modified herein, the Indenture remains unchanged and in full force and effect.

         Section 1.09 NO THIRD PARTY BENEFITS. Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture, and the Noteholders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

         Section 1.10 THE TRUSTEE. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this First Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                                    American Architectural Products Corporation


                                    By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                             Frank J. Amedia
                                             President


                                    Eagle & Taylor Company


                                    By: /s/ Joseph Dominijanni
                                        ----------------------------------------
                                             Joseph Dominijanni
                                             Vice President


                                    Forte, Inc.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Western Insulated Glass, Co.

                                                                  Exhibit 4.4



                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              Chief Executive Officer


                                     Thermetic Glass, Inc.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Binnings Building Products, Inc.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Danvid Window Company


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     American Glassmith Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Modern Window Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President

                                                                Exhibit 4.4

                                     VinylSource, Inc.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     AAPC One Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     AAPC Two Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Denver Window Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Eagle Window & Door Center, Inc.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President


                                     Weather-Seal Acquisition Corporation


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                              Frank J. Amedia
                                              President

                                                        Exhibit 4.4


                                     United States Trust Company of New York


                                     By: /s/ Cynthia Chaney
                                        ----------------------------------------
                                              Cynthia Chaney
                                              Assistant Vice President

                                                                Exhibit 4.4




FORM OF NOTATION ON SECURITY                                        Exhibit "A"
RELATING TO SUBSIDIARY GUARANTEE                                    -----------

                              SUBSIDIARY GUARANTEE
                              --------------------

         The Subsidiary Guarantors (as defined in the Indenture (the "Indenture") referred to in the Note upon which this notation is endorsed and hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor person under the primary obligor and not a surety, (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee") (a) the due and punctual payment of the principal, premium, if any, and interest on the Notes, whether at Stated Maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, (c) the due and punctual performance of all other monetary Obligations of the Company under the Indenture and the Notes to the Noteholder or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture and (d) in case of any extension of time of payment or renewal of any Notes or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Noteholders in enforcing any rights under this Subsidiary Guarantee.

         The Obligations of each Subsidiary Guarantor to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

         No stockholder, officer, director or incorporator, as such, past, present or future of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

         This is a continuing Subsidiary Guarantee and, except as otherwise expressly provided for in Section 10.06 of the Indenture, shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Company's Obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Noteholders and, in the event of any transfer of the successors and assigns by any Noteholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not of collectability.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN

                                                                Exhibit 4.4

BY REFERENCE.


         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                   Guarantors:

                                   VINYLSOURCE, INC.


                                    By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                      Name:  Frank J. Amedia
                                      Title:  President


                                    AAPC ONE ACQUISITION CORPORATION


                                    By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                      Name:  Frank J. Amedia
                                      Title:  President


                                    AAPC TWO ACQUISITION CORPORATION


                                    By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                      Name:  Frank J. Amedia
                                      Title:  President


                                    DENVER WINDOW ACQUISITION
                                    CORPORATION


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     EAGLE WINDOW & DOOR CENTER, INC.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia

                                                                Exhibit 4.4

                                       Title:  President


                                     WEATHER-SEAL ACQUISITION
                                     CORPORATION


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     EAGLE & TAYLOR COMPANY


                                     By: /s/ Joseph Dominijanni
                                        ----------------------------------------
                                       Name:  Joseph Dominijanni
                                       Title:  Vice President


                                     FORTE, INC.


                                     By: Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     WESTERN INSULATED GLASS, CO.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  Chief Executive Officer


                                     THERMETIC GLASS, INC.


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President

                                                                Exhibit 4.4



                                     BBPI ACQUISITION CORPORATION


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     DANVID WINDOW COMPANY


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     AMERICAN GLASSMITH ACQUISITION
                                     CORPORATION


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President


                                     MODERN WINDOW ACQUISITION
                                     CORPORATION


                                     By: /s/ Frank J. Amedia
                                        ----------------------------------------
                                       Name:  Frank J. Amedia
                                       Title:  President